SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

PRIMUS TELECOMMUNICATIONS GROUP,
INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1700 Old Meadow Road, Suite 300, McLean, VA 22102
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 902-2800

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable .

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 4, 2003

Item 12. Results of Operation and Financial Condition.

In accordance with Securities and Exchange Commission (the “Commission”) Release No. 33-8216, information under this caption and set forth in Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K.

On November 4, 2003, Primus Telecommunications Group, Incorporated issued a press release announcing its financial results for the quarter ended September 30, 2003.  The text of the press release is included as an exhibit to this Form 8-K.  Pursuant to the rules and regulations of the Commission, such exhibit and the information set forth therein and herein is deemed to be furnished to, and shall not be deemed to be filed with or incorporated by reference into any filing with, the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Primus Telecommunications Group, Incorporated)

November 6, 2003	By:	/s/ Tracy R. Book

Tracy R. Book, Vice President-Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 4, 2003